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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 5, 2004
                                        ----------------


                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)




        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 5, 2004, we executed a share purchase agreement to sell 75,040 shares of Fan Club Entertainment Co. Ltd. ("Fan Club") for approximately $354,000 to Cyber Holdings Co. Ltd., a private Japanese corporation ("Cyber Holdings"). Upon completion of this sale, we will own a 67% interest in Fan Club and Cyber Holdings we own the remaining 33%.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURES

On January 27, 2004, Mark E. Scott, our Chief Financial Officer, joined the Board of Directors of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements of business acquired- None.

         (b) Pro Forma financial information- None.

         (c) Exhibits:


         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

            2.1 Share Purchase Agreement, dated as of February 5, 2004, between IA Global, Inc. and Cyber Holdings Co., Ltd.

            2.2 Certificate of Officers, dated as of February 5, 2004, among IA Global, Inc., Cyber Holdings Co., Ltd. and Fan Club Entertainment Co., Ltd.

            99.1        Press release dated February 17, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 17, 2004               IA Global, Inc.
                                        (Registrant)

                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer


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